UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2019 (April 21, 2019)

THE KeyW HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34891 (Commission File Number)	27-1594952 (IRS Employer Identification No.)

7740 Milestone Parkway, Suite 400

Hanover, Maryland 21076

(Address of principal executive offices) (Zip Code)

(443) 733-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement

Merger Agreement

On April 21, 2019, The KeyW Holding Corporation, a Maryland corporation (the “Company” or “KeyW”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Jacobs Engineering Group Inc., a Delaware corporation (“Jacobs”), and Atom Acquisition Sub, Inc., a Maryland corporation and a wholly owned subsidiary of Jacobs (“Merger Sub”).

Pursuant to the Merger Agreement, upon the terms and subject to the conditions set forth therein, Jacobs will cause Merger Sub to commence a cash tender offer (the “Offer”) to purchase all of the shares of the Company’s outstanding common stock, par value $0.001 per share of the Company (the “Shares”), at a price per Share of $11.25 (the “Offer Price”), payable net to the seller in cash, without interest, subject to any required withholding taxes.

The Merger Agreement further provides that upon the terms and subject to the conditions set forth therein, following consummation of the Offer, Merger Sub will merge with and into the Company, with the separate existence of Merger Sub ceasing and the Company continuing as the surviving corporation and as a wholly owned subsidiary of Jacobs (the “Merger”). The Merger will be effected pursuant to Section 3-106.1 of the Maryland General Corporation Law, with no stockholder vote required to consummate the Merger.

At the effective time of the Merger (the “Effective Time”), each outstanding Share (other than Shares owned by Jacobs, Merger Sub or any other direct or indirect wholly-owned subsidiary of Jacobs, and Shares held by the Company as treasury stock immediately prior to the Effective Time) will automatically be converted into the right to receive cash in an amount equal to the Offer Price, without interest, subject to any required withholding taxes. The Merger will be effected promptly (and in any event no later than two (2) business days) following the acceptance of the Shares validly tendered and not withdrawn in the Offer (the “Acceptance Time”).

The Offer is subject to customary conditions, including, among other things: (i) the absence of a termination of the Merger Agreement in accordance with its terms, (ii) there having been validly tendered in the Offer and not properly withdrawn that number of Shares which, together with the number of Shares then owned by Jacobs or its Subsidiaries (if any), represents at least a majority of the Shares then outstanding (the “Minimum Condition”), (iii) any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, applicable to the transactions has expired or been terminated, (iv) the absence of any order, injunction, judgment or other similar legal restraints by any governmental authority of competent jurisdiction or applicable law that would make the Offer or the Merger illegal or otherwise prevent the consummation of the Offer or the Merger, (v) no Company Material Adverse Effect (as defined in the Merger Agreement) shall have occurred and is continuing as of the Expiration Date, (vi) the accuracy of the Company’s representations and warranties contained in the Merger Agreement to the standards applicable to such representations and warranties as set forth in the Merger Agreement, (vii) the Company’s performance of its covenants, obligations and agreements under the Merger Agreement in all material respects prior to the Effective Time, and (viii) the Company board of directors (the “Board”) not having withdrawn or modified its recommendation in favor of the Merger or effected a change in recommendation to the Company’s stockholders in favor of the Offer. The consummation of the Offer and Merger is not subject to a financing condition.

The Merger is subject to the following closing conditions: (i) Merger Sub having accepted for payment all Shares validly tendered and not withdrawn in the Offer and (ii) no governmental authority having enacted any law or order which makes the Merger illegal or otherwise prohibits the consummation of the Merger.

The Merger Agreement contains representations, warranties and covenants of the parties customary for a transaction of this type, including, among other things, a covenant of the Company not to solicit alternative transactions or to provide information or enter into discussions in connection with alternative transactions, subject to certain exceptions to allow the Board to exercise its fiduciary or similar duties of directors under applicable laws.

The Merger Agreement may be terminated under certain circumstances, including in specified circumstances in connection with superior proposals. Upon the termination of the Merger Agreement, under specified circumstances, the Company will be required to pay Jacobs a termination fee of approximately $21 million.

The Board has unanimously among those voting adopted resolutions (i) approving and declaring advisable the Merger Agreement, the Offer, the Merger and the other transactions contemplated by the Merger Agreement, (ii) determining  that it is in the best interests of the Company and the stockholders of the Company that the Company enter into the Merger Agreement and consummate the transactions contemplated thereby, (iii) resolving that the Merger shall be effected under Section 3-106.1 of the MGCL and that the Merger shall be consummated as promptly as practicable following the Acceptance Time, and (iv) resolving to recommend to the stockholders of the Company that they accept the Offer and tender their shares of Common Stock pursuant to the Offer. The board of directors of Jacobs has also approved the Offer and the Merger.

A copy of the Merger Agreement is filed as Exhibit 2.1 hereto. The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is incorporated herein by reference.

The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company, Jacobs, Merger Sub or their respective subsidiaries or affiliates or stockholders. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Jacobs, Merger Sub or any of their respective subsidiaries, affiliates, businesses or stockholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or Jacobs. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about the Company or Jacobs and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the U.S. Securities and Exchange Commission (the “SEC”).

Item 8.01                                           Other Events

On April 22, 2019, the Company issued a press release announcing its entry into the Merger Agreement, a copy of which is attached as Exhibit 99.1 and is incorporated by reference.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibit

See Exhibit Index.

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger among The KeyW Holding Corporation, Jacobs Engineering Group Inc. and Atom Acquisition Sub, Inc., dated April 21, 2019.
99.1	Press Release of The KeyW Holding Corporation dated April 22, 2019.

* Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished as a supplement to the Securities and Exchange Commission upon request.

Additional Information and Where to Find It

The tender offer for the outstanding shares of KeyW common stock referenced in this communication has not yet commenced.  This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of KeyW, nor is it a substitute for the tender offer materials that Jacobs  and its acquisition subsidiary will file with the SEC upon commencement of the tender offer.  At the time the tender offer is commenced, Jacobs will file tender offer materials on Schedule TO, and KeyW will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. The tender offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other tender offer documents) and the Solicitation/Recommendation Statement will contain important information.  Holders of shares of KeyW common stock are urged to read these documents when they become available because they will contain important information that holders of KeyW common stock should consider before making any decision regarding tendering their Shares.  The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of shares of KeyW at no expense to them.  In addition, KeyW and Jacobs file annual, quarterly and special reports and other information with the SEC.

Investors and security holders may obtain free copies of the tender offer materials and the Solicitation/Recommendation Statement (when available) and other documents filed with the SEC by KeyW or Jacobs through the website maintained by the SEC at http://www.sec.gov, KeyW’s website at http://www.keywcorp.com, or Jacobs’s website at www.jacobs.com.

Cautionary Notice Regarding Forward-Looking Statements

The matters discussed in this communication may constitute forward-looking statements. These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, activity levels, performance or achievements to be materially different from any future results, activity levels, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “could”, “expect”, “estimate”, “may”, “potential”, “will”, and “would”, or similar words. You should read statements that contain these words carefully because they discuss our future expectations, contain projections of our future results of operations or of our financial position, or state other forward-looking information. There may be events in the future that we are not able to predict or control accurately, and numerous factors may cause events, our results of operations, financial performance, achievements, or industry performance, to differ materially from those reflected in the forward-looking statements.

In addition to factors previously disclosed in KeyW’s reports filed with securities regulators in the United States and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements and information or historical performance: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of KeyW and Jacobs to terminate the definitive merger agreement between KeyW and Jacobs; the outcome of any legal proceedings that may be instituted against KeyW, Jacobs or their respective shareholders or directors; the ability to obtain regulatory approvals and meet other conditions to the consummation of the tender offer and the other conditions set forth in the merger agreement, including the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated or that are material and adverse to KeyW’s business; a delay in closing the merger; business disruptions from the proposed tender offer and merger that will harm KeyW’s business, including current plans and operations; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the tender offer or merger; certain restrictions during the pendency of the tender offer or merger that may impact KeyW’s ability to pursue certain business opportunities or strategic transactions; the ability of KeyW to retain and hire key personnel; and the business, economic and political conditions in the markets in which KeyW operates.  For a more detailed discussion of these factors, also see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in KeyW’s most recent report on Form 10-K for the year ended December 31, 2018, and in each case any material updates to these factors contained in any of KeyW’s future filings.

As for the forward-looking statements and information that relate to future financial results and other projections, actual results will be different due to the inherent uncertainties of estimates, forecasts and projections and may be better or worse than projected and such differences could be material. Given these uncertainties, you should not place undue reliance on these forward-looking statements, which apply only as of the date of this communication. Subsequent events and developments may cause our views to change. While we may elect to update the forward-looking statements at some point in the future, we specifically disclaim any obligation to do so.  Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KeyW HOLDING CORPORATION
(Registrant)

/s/Michael J. Alber
DATE: April 22, 2019	Michael J. Alber
Executive Vice President and Chief Financial Officer